UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

AMENDMENT NO. 1 TO

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 15, 2017

Cosmos Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54436	27-0611758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 West Jackson Blvd, Suite 4236, Chicago, Illinois	60604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 536-3102

N/A

(Former name or former address, if changed since last report.)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The information previously described in Item 2.03 “Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant” is incorporated by reference herein. All share and per share amounts in this Amendment give retroactive effect to a 1 for 10 reverse split effected by Cosmos Holdings, Inc. (the “Company”) on November 21, 2017.

On November 16, 2017, the Company completed the sale of $3,350,000 principal amount of Senior Convertible Notes (the “Notes”) for a purchase price of $3,000,000. The Notes are convertible at any time, subject to a blocker, into 670,000 shares (post split) at $5.00 per share. Common Stock Purchase Warrants to purchase an aggregate of 536,000 shares (post split) at $7.50 per share were issued to the noteholders.

The Notes were sold for gross proceeds of $3,000,000 to certain institutional investors. Roth Capital Partners, as the Company’s exclusive placement agent, received cash commissions of $240,000 equal to eight (8%) percent of the total gross proceeds of $3,000,000. Roth received five-year warrants exercisable at $5.00 per share to purchase 53,600 shares (post split) of Common Stock equal to eight (8%) percent of the shares issuable upon conversion of the Notes. The description of these Warrants does not purport to be complete and is qualified in its entirety by the terms and conditions of the Common Stock Purchase Warrant attached hereto as Exhibit 4.6, which is incorporated herein by reference.

Exemption from registration under the Securities Act of 1933, as amended, (the “Act”) is claimed under Section 4(a)(2) of the Act and Regulation D promulgated thereunder, based on the representations and warranties as set forth in the Securities Purchase Agreement dated November 15, 2017, a copy of which was previously filed as Exhibit 4.1 to this Form 8-K/A.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

4.6	Form of Common Stock Purchase Warrant issued to Roth Capital Partners, LLC

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSMOS HOLDINGS INC.

Date: December 26, 2017	By:	/s/ Grigorios Siokas
Grigorios Siokas Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

4.6	Form of Common Stock Purchase Warrant issued to Roth Capital Partners, LLC

4